IVY FUNDS
Delaware Ivy Small Cap Growth Fund
(formerly, Ivy Small Cap Growth Fund)
(the “Fund”)

Supplement to the Fund’s Summary Prospectus dated July 29, 2021

On November 15, 2021 (“Effective Date”), Bradley P. Halverson is removed as a portfolio manager of the Fund.  On the Effective Date, all references to him as a portfolio manager of the Fund are removed from the Fund’s Summary Prospectus.
Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated November 1, 2021.